UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2003

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26659 (Commission File Number)	95-4438337 (IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Item 5. Other Events
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5. Other Events.

On June 3, 2003, Homestore, Inc. issued a press release announcing the appointment of Paul Unruh to its board of directors. A copy of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: June 4, 2003	By:	/s/ LEWIS R. BELOTE, III

Lewis R. Belote, III Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated June 3, 2003 of Homestore, Inc. announcing the appointment of Paul Unruh to its board of directors.